MEMBERS Mutual Funds

Supplement Dated July 1, 2009 to the Prospectus

This Supplement dated July 1, 2009 amends the Prospectus of MEMBERS Mutual Funds dated February 28, 2009 as supplemented April 16, 2009. Please keep this Supplement with your records.

At a special meeting of Shareholders on June 25, 2009, shareholders of each fund, except the Target Allocation Funds (as defined in the Prospectus) and the Diversified Income and Mid Cap Value Funds, approved an investment advisory agreement by and between MEMBERS Mutual Funds (the “Trust”), on behalf of each of the funds, and Madison Asset Management, LLC (“Madison”) as the funds’ new investment adviser. The Board of Trustees also approved appointing Madison as interim investment adviser to the Target Allocation Funds and the Diversified Income and Mid Cap Value Funds until such time as those funds complete the voting process on approval of an investment advisory agreement with Madison or 150 days, whichever comes first. Subsequently, the changes that follow are effective July 1, 2009.

All references to MEMBERS Capital Advisors, Inc. (“MCA”) are hereby replaced with Madison Asset Management, LLC (“Madison”), except footnote 1 on pages 12 and 14 and as disclosed below in connection with portfolio managers on pages 54 and 55.

All references to CUNA Brokerage Services Inc. (“CBSI”) are hereby replaced with Mosaic Funds Distributor, LLC (“MFD”), an affiliate of Madison.

Pages 1, 4, and 7: Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.

  Scott D. Opsal and Patrick F. Ryan are the co-portfolio managers of the fund. Biographies for Messrs. Opsal and Ryan are on page 54.

  The fourth bullet under Principle Investment Strategies is deleted and replaced with:

  Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison Investment Advisors, Inc., the parent company of Madison. They review fund performance, allocations and mutual fund ownership (affiliated and unaffiliated) on a regular basis and provide guidance and recommendations for adjustment as appropriate. Madison shares its personnel and resources with Madison Investment Advisors, Inc.

Page 11: Cash Reserves Fund.

The paragraph entitled “Portfolio Management” is deleted.

Page 13: Bond Fund – change in portfolio management team.

Dean “Jack” Call and Paul Lefurgey are the co-portfolio managers of the fund. They are supported by a team of sector specialists and analysts. Mr. Call’s biography is on page 54. The biography for Mr. Lefurgey follows:

Mr. Lefurgey is a Madison Portfolio Manager and a Managing Director of Madison Investment Advisors, Inc. He began co-managing the fund in July 2009. Mr. Lefurgey is a senior member of the fixed-income team and has had primary responsibilities on fixed-income management since he joined the Madison organization in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at MEMBERS Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Lefurgey is a CFA charterholder and a graduate of Michigan State University.

Page 19: Large Cap Value Fund – change in portfolio management team.

Scott D. Opsal and John H. Brown are the co-portfolio managers of the fund. Mr. Brown began co-managing the fund in July 2009. The biographies for Messrs. Opsal and Brown are on page 54.

Page 21: Large Cap Growth Fund – change in portfolio management team.

Bruce A. Ebel and Dave Halford are the co-portfolio managers of the fund. Mr. Ebel’s biography is on page 55. The biography for Mr. Halford follows:

Mr. Halford is a Madison Portfolio Manager and Vice President of Madison Investment Advisors, Inc. and a member of Madison's equity management team, specializing in technology and telecommunications stocks. He began co-managing the fund in July 2009. Prior to joining Madison in 2000, he was an equity portfolio manager for the Wisconsin Alumni Research Foundation. Mr. Halford is a CPA and is a CFA charterholder.

Page 23: Mid Cap Value Fund - change in portfolio management team.

Livia S. Asher is the portfolio manager of the fund. Ms. Asher’s biography is on page 55.

Page 25: Mid Cap Growth Fund - change in portfolio management team.

Richard Eisinger is the portfolio manager of the fund. He is supported by a team of sector specialists and analysts. The biography for Mr. Eisinger follows:

Mr. Eisinger is a Madison Portfolio Manager and a Managing Director of Madison Investment Advisors, Inc. He began managing the fund in July 2009. Mr. Eisinger is a senior member of the equity management team and has had primary responsibilities on mid-cap equity management since he joined the Madison organization in 1998. He holds a law degree from the University of Louisville and an MBA in finance from Cornell University's Johnson School of Management.

Page 36: Annual Fund Operating Expenses

Upon its appointment as investment advisor to the funds, Madison entered into agreements that cap each fund’s “Management Fees” and “Other Expenses” (administrative fees). The expense cap will last for a period of no less than two years from the date of this supplement. Madison’s agreement is to maintain these fund expense levels at no more than the amount of such fees and expenses (as a percentage of assets) incurred by each fund for its the fiscal year ended October 31, 2008. The contractual agreement to reimburse the previous adviser, MCA, for expenses reimbursed above the stated fund operating expenses is discontinued effective as of the date of this supplement.

Pages 36-39: The Annual Fund Operating Expenses tables, footnotes and example tables showing the total estimated expenses you would pay if you invested $10,000 in the Funds are deleted and hereby replaced with:

Annual Fund Operating Expenses (deducted from fund assets and reflected in the fund price)
The expense tables below are restated to reflect the new contractual arrangements with Madison effective on the date of this supplement.

CLASS A

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses	Acquired Fund Fees and Expenses[5]	Total Annual Fund Operating Expenses[6]
Conservative Allocation	0.20%	None	0.25%	0.25%	0.70%	0.75%	1.45%
Moderate Allocation	0.20%	None	0.25%	0.25%	0.70%	0.90%	1.60%
Aggressive Allocation	0.20%	None	0.25%	0.25%	0.70%	1.04%	1.74%

CLASS B

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses	Acquired Fund Fees and Expenses[5]	Total Annual Fund Operating Expenses[6]
Conservative Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	0.75%	2.20%
Moderate Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	0.90%	2.35%
Aggressive Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	1.04%	2.49%

CLASS C

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses	Acquired Fund Fees and Expenses[5]	Total Annual Fund Operating Expenses[6]
Conservative Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	0.75%	2.20%
Moderate Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	0.90%	2.35%
Aggressive Allocation	0.20%	0.75%	0.25%	0.25%	1.45%	1.04%	2.49%

______________________________

1     The management fee is the amount paid to Madison for managing each fund’s portfolio and assisting in other aspects of its operations.

2     Distribution or “12b-1” fees (Class B and Class C only) are the fees each fund pays its distributor, Mosaic Funds Distributors, LLC (“MFD”), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

3     The service fee is paid to MFD for account service and maintenance. MFD may, in turn, use the fee to compensate other qualified broker-dealers for their costs of servicing shareholder accounts.

4 Other Expenses. Under a separate Services Agreement with the Trust, Madison provides or arranges for each fund to have all other operational and other support services it needs. The fee is calculated as a percentage of the average daily net assets of each fund for these services.

5 In addition to the “Net Annual Fund Operating Expenses” which the fund bears, the fund indirectly bears the expenses of the “Acquired Funds” (the “underlying funds”) in which the fund invests. The fund’s indirect expenses from investing in the underlying funds are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.

6     Shown in the table are the sum of the fund’s “Net Annual Fund Operating Expenses” and “Acquired Fund Fees and Expenses” of the underlying funds.

Examples

Examples shown on the next page are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds’ operating expenses remain the same.

Although your actual costs may be higher or lower, assuming total net annual fund operating expenses (after expense reimbursement) as set forth above, and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

Assuming total net annual fund operating expenses (after expense reimbursement) as set forth above, and that you did not redeem your entire investment at the end of each period, your total estimated expenses would be:

CLASS A					CLASS A
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Conservative Allocation	$714	$1,007	$1,322	$2,210	Conservative Allocation	$714	$1,007	$1,322	$2,210
Moderate Allocation	728	1,051	1,396	2,366	Moderate Allocation	728	1,051	1,396	2,366
Aggressive Allocation	742	1,091	1,464	2,509	Aggressive Allocation	742	1,091	1,464	2,509

CLASS B					CLASS B
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Conservative Allocation	$673	$1,038	$1,380	$2,348	Conservative Allocation	$223	$688	$1,180	$2,348
Moderate Allocation	688	1,083	1,455	2,503	Moderate Allocation	238	733	1,255	2,503
Aggressive Allocation	702	1,126	1,526	2,646	Aggressive Allocation	252	776	1,326	2,646
CLASS C					CLASS C
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Conservative Allocation	$323	$688	$1,180	$1,973	Conservative Allocation	$223	$688	$1,180	$1,973
Moderate Allocation	338	733	1,255	2,095	Moderate Allocation	238	733	$1,255	2,095
Aggressive Allocation	352	776	1,326	2,207	Aggressive Allocation	252	776	$1,326	2,207

These examples are for comparison purposes only and are not a representation of the funds’ or underlying funds’ actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

Annual Fund Operating Expenses (deducted from fund assets and reflected in the fund price)

The expense tables below are restated to reflect the new contractual arrangements with Madison effective on the date of this supplement.

CLASS A

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses
Cash Reserves	0.40%	none	none	0.15%	0.55%[5]
Bond	0.50%	none	0.25%	0.15%	0.90%
High Income	0.55%	none	0.25%	0.20%	1.00%
Diversified Income	0.65%	none	0.25%	0.20%	1.10%
Large Cap Value	0.55%	none	0.25%	0.36%	1.16%
Large Cap Growth	0.75%	none	0.25%	0.20%	1.20%
Mid Cap Value	0.95%	none	0.25%	0.20%	1.40%
Mid Cap Growth	0.75%	none	0.25%	0.40%	1.40%
Small Cap Value	1.00%	none	0.25%	0.25%	1.50%
Small Cap Growth	1.00%	none	0.25%	0.25%	1.50%
International Stock	1.05%	none	0.25%	0.30%	1.60%

CLASS B

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses
Cash Reserves	0.40%	0.75%	none	0.15%	1.30%[5]
Bond	0.50%	0.75%	0.25%	0.15%	1.65%
High Income	0.55%	0.75%	0.25%	0.20%	1.75%
Diversified Income	0.65%	0.75%	0.25%	0.20%	1.85%
Large Cap Value	0.55%	0.75%	0.25%	0.36%	1.91%
Large Cap Growth	0.75%	0.75%	0.25%	0.20%	1.95%
Mid Cap Value	0.95%	0.75%	0.25%	0.20%	2.15%
Mid Cap Growth	0.75%	0.75%	0.25%	0.40%	2.15%
Small Cap Value	1.00%	0.75%	0.25%	0.25%	2.25%
Small Cap Growth	1.00%	0.75%	0.25%	0.25%	2.25%
International Stock	1.05%	0.75%	0.25%	0.30%	2.35%

CLASS Y

Fund	Management Fee[1]	12b-1 Fee[2]	Service Fee[3]	Other Expenses[4]	Annual Fund Operating Expenses
Bond	0.50%	none	none	0.15%	0.65%
High Income	0.55%	none	none	0.15%	0.75%
Large Cap Value	0.55%	none	none	0.36%	0.91%
Large Cap Growth	0.75%	none	none	0.20%	0.95%
Mid Cap Value	0.95%	none	none	0.20%	1.15%
Mid Cap Growth	0.75%	none	none	0.40%	1.15%
Small Cap Value	1.00%	none	none	0.25%	1.25%
Small Cap Growth	1.00%	none	none	0.25%	1.25%
International Stock	1.05%	none	none	0.30%	1.35%

_____________________________________________________________

1     The management fee is the amount paid to Madison for managing each fund’s portfolio and assisting in other aspects of its operations. The management fee shown is reduced by 0.05% on fund assets exceeding $500 million and by another 0.05% on fund assets exceeding $1 billion.

2     Distribution or “12b-1” fees (Class B only) are the fees each fund pays its distributor, MFD, to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

3     The service fee is paid to MFD for account service and maintenance. MFD may, in turn, use the fee to compensate other qualified broker-dealers for their costs of servicing shareholder accounts.

4     Other Expenses. Under a separate Services Agreement with the Trust, Madison provides or arranges for each fund to have all other operational and other support services it needs. The fee is calculated as a percentage of the average daily net assets of each fund for these services.

5     Madison and MFD may waive fees and reimburse fund expenses, including management, 12b-1 and service fees, to the extent necessary to prevent a negative yield for Class A and Class B shares of the Cash Reserves Fund. Madison and/or MFD may modify or discontinue any voluntary waiver/reimbursement at any time. There is no guarantee that Class A or Class B shares of the Cash Reserves Fund will be able to avoid a negative yield.

Examples

Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds’ operating expenses remain the same.

Although your actual costs may be higher or lower, assuming net annual fund operating expenses (after expense reimbursement) as set forth above, and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

Assuming net annual fund operating expenses (after expense reimbursement) as set forth above, and that you did not redeem your entire investment at the end of each period, your total estimated expenses would be:

CLASS A					CLASS A
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Cash Reserves	$ 56	$ 176	$ 307	$ 689	Cash Reserves	$ 56	$ 176	$ 307	$ 689
Bond	538	724	926	1,508	Bond	538	724	926	1,508
High Income	547	754	978	1,620	High Income	547	754	978	1,620
Diversified Income	681	905	1,146	1,838	Diversified Income	681	905	1,146	1,838
Large Cap Value	686	922	1,177	1,903	Large Cap Value	686	922	1,177	1,903
Large Cap Growth	690	934	1,197	1,946	Large Cap Growth	690	934	1,197	1,946
Mid Cap Value	709	993	1,297	2,158	Mid Cap Value	709	993	1,297	2,158
Mid Cap Growth	709	993	1,297	2,158	Mid Cap Growth	709	993	1,297	2,158
Small Cap Value	719	1,022	1,346	2,263	Small Cap Value	719	1,022	1,346	2,263
Small Cap Growth	719	1,022	1,346	2,263	Small Cap Growth	719	1,022	1,346	2,263
International Stock	728	1,051	1,396	2,366	International Stock	728	1,051	1,396	2,366

CLASS B					CLASS B
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Cash Reserves	$ 582	$ 762	$ 913	$ 1,363	Cash Reserves	$ 132	$ 412	$ 713	$1,363
Bond	618	870	1,097	1,757	Bond	168	520	897	1,757
High Income	628	901	1,149	1,867	High Income	178	551	949	1,867
Diversified Income	638	932	1,201	1,976	Diversified Income	188	582	1,001	1,976
Large Cap Value	644	950	1,232	2,041	Large Cap Value	194	600	1,032	2,041
Large Cap Growth	648	962	1,252	2,084	Large Cap Growth	198	612	1,052	2,084
Mid Cap Value	668	1,023	1,354	2,296	Mid Cap Value	218	673	1,154	2,296
Mid Cap Growth	668	1,023	1,354	2,296	Mid Cap Growth	218	673	1,154	2,296
Small Cap Value	678	1,053	1,405	2,400	Small Cap Value	228	703	1,205	2,400
Small Cap Growth	678	1,053	1,405	2,400	Small Cap Growth	228	703	1,205	2,400
International Stock	688	1,083	1,455	2,503	International Stock	238	733	1,255	2,503
CLASS Y					CLASS Y
Fund	Year 1	Year 3	Year 5	Year 10	Fund	Year 1	Year 3	Year 5	Year 10
Bond	$ 66	$ 208	$ 362	$ 810	Bond	$ 66	$ 208	$ 362	$ 810
High Income	77	240	417	930	High Income	77	240	417	930
Large Cap Value	93	290	504	1,120	Large Cap Value	93	290	504	1,120
Large Cap Growth	97	303	525	1,166	Large Cap Growth	97	303	525	1,166
Mid Cap Value	117	365	633	1,398	Mid Cap Value	117	365	633	1,398
Mid Cap Growth	117	365	633	1,398	Mid Cap Growth	117	365	633	1,398
Small Cap Value	127	397	686	1,511	Small Cap Value	127	397	686	1,511
Small Cap Growth	127	397	686	1,511	Small Cap Growth	127	397	686	1,511
International Stock	137	428	739	1,624	International Stock	137	428	739	1,624

These examples are for comparison purposes only and are not a representation of the funds’ actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

Page 44: A new bullet is added under the header “Class A Sales Charge Waivers” as follows:

•

Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of Madison Investment Advisors, Inc. and its subsidiaries, or any of its affiliated companies, or any trust, pension, profit sharing or other benefit plan which beneficially own shares for those persons.

Page 52: The first two bullets under the header “Distributions and Taxes” are hereby deleted and replaced with:

•	Declared daily and paid daily: Cash Reserves Fund
•	Declared monthly and paid monthly: Bond, High Income and Diversified Income Funds.

Page 53: The first paragraph under the header “Investment Adviser” is hereby deleted and replaced with:

The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Advisors, Inc., both located at 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, Madison manages billions of dollars in assets in mutual funds, closed-end investment companies and separately managed accounts for individuals and institutions. Madison is a joint venture with CUNA Mutual Insurance Society. Madison Investment Advisors, Inc., a registered investment adviser firm since 1973, provides professional portfolio management services to a number of clients and, together with its subsidiaries, manages in excess of $12 billion as of the date of this supplement. Madison is responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the primary responsibility of Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison and Madison Investment Advisors, Inc. Madison shares personnel and resources with Madison Investment Advisors, Inc.

Page 54: The second sentence in the second paragraph is hereby deleted and replaced with:

MEMBERS Mutual Funds and Madison received a No-Action Letter from the SEC that permits the Board to rely on an exemptive order issued to the funds and their previous investment adviser to appoint or change subadvisers without shareholder approval. The funds and Madison jointly applied to the SEC for a successor exemptive order.

Page 54: The third paragraph is hereby deleted and replaced with:

A discussion regarding the basis for approval of the funds’ investment advisory contracts by the Board is contained in the funds’ semiannual report to shareholders for the period ended April 30, 2009.

Page 54: Updates under the header “Portfolio Management” section are as follows:

All paragraphs: References to portfolio manager titles at MCA, other than “Portfolio Manager” do not apply to Madison. Disclosure of employment history of portfolio managers prior to July 2009 does not change.

Paragraph 1 is deleted and replaced with: Madison manages the assets of the Target Allocation, Cash Reserves, Bond, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value and Mid Cap Growth Funds. On a day-to-day basis, the funds are generally managed by members of the applicable equity or fixed-income management teams at our firm. The following individuals are primarily responsible for the day-to-day management of these funds:

Paragraph 2 is amended as follows: The Target Allocation Funds are co-managed by Scott D. Opsal, CFA and Patrick F. Ryan, CIMA. Mr. Scott R. Powell, CFA is no longer a portfolio manager of the Funds.

Paragraph 3 is deleted.

The first sentence of paragraph 4 is amended as follows: The Bond Fund is co-managed by Dean “Jack” Call, D.B.A., CFA, who also manages the fixed-income portion of the Diversified Income Fund, and Paul Lefurgey. The biography for Mr. Lefurgey is on page 1 of this Supplement.

The first sentence of paragraph 5 is amended as follows: The Large Cap Value Fund is co-managed by Scott D. Opsal, CFA and John H. Brown.

Page 55: Updates continued from the previous page header “Portfolio Management” section are as follows:

The first sentence of paragraph 1 is amended as follows: The Large Cap Growth Fund is co-managed by Bruce A. Ebel, CFA, CIC, CFP® and Dave Halford. The biography for Mr. Halford is on page 1 of this Supplement.

The first sentence of paragraph 1 is amended as follows: The Large Cap Growth Fund is co-managed by Bruce A. Ebel, CFA, CIC, CFP® and Dave Halford. The biography for Mr. Halford is on page 1 of this Supplement.

A new paragraph is added after paragraph 2 as follows: The Mid Cap Growth Fund is managed by Richard Eisinger. The biography for Mr. Eisinger is on page 1 of this Supplement.

Current paragraphs 5-9 are deleted and replaced with:

Wellington Management Company, LLP (“Wellington Management”) manages the Small Cap Value Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

The following individuals are primarily responsible for the management of the Small Cap Value Fund: Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the Small Cap Value Fund since July 1, 2008 and has been involved in portfolio management and securities analysis fund since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000. Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.

Supplement dated July 1, 2009 to
MEMBERS Mutual Funds
Statement of Additional Information dated February 28, 2009 (“SAI”)

At a special meeting of Shareholders on June 25, 2009, shareholders of each fund, except the Target Allocation Funds (as defined in the SAI) and the Diversified Income and Mid Cap Value Funds, approved an investment advisory agreement by and between MEMBERS Mutual Funds (the “Trust”), on behalf of each of the funds, and Madison Asset Management, LLC (“Madison”) as the funds’ new investment adviser. The Board of Trustees also approved appointing Madison as interim investment adviser to the Target Allocation Funds and the Diversified Income and Mid Cap Value Funds until such time as those funds complete the voting process on approval of an investment advisory agreement with Madison or 150 days, whichever comes first. Subsequently, the changes that follow are effective July 1, 2009.

All references to MEMBERS Capital Advisors, Inc. (“MCA”) as the funds’ investment adviser after June 30, 2009 are hereby replaced with Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711 (“Madison”).
All references to CUNA Brokerage Services Inc. (“CBSI”) as the funds’ distributor after June 30, 2009 are hereby replaced with Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258 (“MFD”), an affiliate of Madison.
Page 23, second paragraph: The first eleven words are replaced with the following: “The Trust and Madison have obtained a no-action letter from the SEC (pending receipt of an exemptive order)”

Page 27, item (3) after the first paragraph is replaced in its entirety (except with regard to the Target Allocation Funds and the Diversified Income and Mid Cap Value Funds for which the existing language remains) to read as follows: “Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law.”

Page 28, last paragraph is replaced in its entirety to read as follows: “As of the end of the Trust’s most recently completed calendar year, each trustee and officer of the Trust oversaw 32 portfolios in the fund complex, which consisted of the Trust with 14 portfolios and the Ultra Series Fund with 18 portfolios. The address of each trustee and officer is 550 Science Drive, Madison, WI 53711. After June 30, 2009, the fund complex consisted of the Trust with 14 portfolios, the Ultra Series Fund with 18 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts which together have 13 portfolios. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph based on the applicable period.

Pages 29 and 30: The tables on these pages are replaced in their entireties as follows:

Interested Trustees and Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Outside Directorships Held By Trustees
David P. Marks1,2,,3 1947	Trustee, President and Principal Executive Officer (PEO)	2006 – 2009[1]	CUNA Mutual Insurance Society, Chief Investment Officer, 2005-Present MEMBERS Capital Advisors, Inc., President, 2005-Present Ultra Series Fund, Waverly, IA, Trustee, President, and Principal Executive Officer (PEO), 2006-Present CUNA Mutual Life Insurance Company, Madison, WI, Chief Investment Officer, 2005-2007 Citigroup Insurance Investors, Hartford, CT, Chief Investment Officer, 2004-2005 Cigna Investments, Hartford, CT, Chief Investment Officer, 2002-2004 Green Mountain Partners, Quechee, VT, 2001-2002 Allianz Investments, Westport, CT, Chief Investment Officer, 1991-2001	32	N/A
Scott R. Powell[1,2] 1962	Vice President	2008 - 2009[1]

MEMBERS Capital Advisors, Inc. Vice President and Managing Director – Common Stock and Managed Accounts, 2008 – Present ; Managing Director – Managed Accounts and Mutual Funds, 2006-2008

Ultra Series Fund, Vice President, 2008-Present

Virchow Krause Wealth Management, LLC, Madison, WI, Partner, Managing Director, 2003 – 2006

Jacobus Wealth Management, Inc., Milwaukee, WI , Managing Direct Accounts, 2001 - 2003

				N/A	N/A
Timothy S. Halevan[1,2] 1961	Chief Compliance Officer	2009[1]

MEMBERS Capital Advisors, Inc., Vice President, Chief Compliance Officer, 2009- Present
CUNA Brokerage Services, Inc., Vice President, Chief Compliance Officer, 2001-Present

Ultra Series Fund, Chief Compliance Officer, 2009-Present

				N/A	N/A
Holly S. Baggot[2] 1960	Secretary and Treasurer (PFO)	Treasurer 2008-Present Secretary 1999-Present Assistant Secretary 1999-2007 Indefinite terms

Madison; previously with MEMBERS Capital Advisors, Inc., Director, Mutual Funds 2008-Present; Director, Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Ultra Series Fund, Waverly, IA, Treasurer (PFO), 2008-Present; Secretary, 1999-Present; Assistant Secretary, 1997-2007

				N/A	N/A
Dan Owens[1,2] 1966	Assistant Treasurer	2000 – 2009[1]

MEMBERS Capital Advisors, Inc., Director, Investment Operations, 2006-Present; Investment Operations Officer, 2005-2006; Senior Manager-Portfolio Operations, 2001-2005
Ultra Series Fund, Waverly, IA, Assistant Treasurer, 2000-Present

				N/A	N/A
Katherine L. Frank[4] 1960	Trustee and President	2009 – Present[4]	Madison Investment Advisors, Inc., Managing Director and Vice President, 1986 – Present Madison, Vice President and Manager, 2004 – Present Madison Mosaic, LLC (an investment advisor), President, 1996 – Present Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present	39	N/A
Frank E. Burgess[4] 1942	Vice President	2009 – Present[4]	Madison Investment Advisors, Inc., Founder, President and Director, 1973 – Present Madison , Director, 2004 - Present	13	Madison/ Claymore Covered Call and Equity Strategy Fund, 2004 – Present Capitol Bank, 1999 – Present American Riviera Bank, 2005 – Present
Paul Lefurgey[4] 1964	Vice President	2009 – Present[4]

Madison; Madison Investment Advisors, Inc., Managing Director, Head of Fixed Income and Senior Portfolio Manager, 2005 – Present
MEMBERS Capital Advisors, Inc., Vice President, 2003 - 2005
Duff & Phelps Investment Management, Executive Vice President, 1990 – 2003

				N/A	N/A
Jay R. Sekelsky[4] 1959	Vice President	2009 – Present[4]	Madison; Madison Investment Advisors, Inc., Managing Director, 1990 – Present Madison Mosaic, LLC, Vice President, 1996 – Present	N/A	N/A
Greg R. Hoppe[4] 1969	Assistant Treasurer	2009 – Present[4]

Madison; Madison Strategic Sector Premium Fund, Chief Financial Officer & Treasurer, 2005 – Present
Madison Mosaic, LLC, Vice President, 1999 – Present
Madison Mosaic Funds Chief Financial Officer, 1999 – Present

				N/A	N/A
W. Richard Mason[4] 1960	Chief Compliance Officer and Chief Legal Officer	2009 – Present[4]

Madison, Madison Investment Advisors, Inc., Madison Scottsdale, LC and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 – Present
Mosaic Funds Distributor, LLC, Principal, 1998 – Present
GIT Investment Services, Inc., Principal, 1992 – 1998
Concord Asset Management, LLC, General Counsel, 2004 – Present
Madison Mosaic Funds and Madison Strategic Sector Premium Fund, Secretary, General Counsel, Chief Compliance Officer, 1992 – Present

				N/A	N/A

________________________________________
1 The individual’s indefinite term ended on June 30, 2009.

2 “Interested person” as defined in the 1940 Act.

3 Considered an interested trustee because of the position held with the investment adviser of the Trust.

4 The individual’s indefinite term began after June 30, 2009.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Outside Directorships Held By Trustees
Rolf F. Bjelland, CLU[1] 1938	Chairman[1] Trustee[1]	2006 – 2009[1] 2003- 2009[1]	Ultra Series Fund, Waverly, IA, Chairman, 2006-2009; Trustee, 2003-2009 Lutheran Brotherhood Mutual Funds Chairman and President, 1983-2002 Lutheran Brotherhood (now Thrivent Financial), Minneapolis, MN, Chief Investment Officer, 1983-2002	32	Regis Corp., 1982-Present
Linda S. Foltz[1] 1950	Trustee[1]	2006 – 2009[1]	Ultra Series Fund, Waverly, IA, Trustee, 2006-2009 Dougherty Consulting, LLC, President/ Owner, 2005-Present Direct Supply, Inc., Executive Vice President of Corporate Development and Chief Financial Officer, 1988-2005	32	Direct Supply, Inc., 2003-Present
Steven P. Riege 1954	Trustee	2005 – Present	Ultra Series Fund, Waverly, IA, Trustee, 2005-Present The Rgroup, Owner/President, 2001-Present Robert W. Baird & Company, Milwaukee, WI, Senior Vice President Marketing and Vice President Human Resources, 1986-2001	32	None
Richard E. Struthers 1952	Chairman, Audit Committee Trustee	2006 –Present 2004 – Present	Ultra Series Fund, Waverly, IA, Chairman, Audit Committee, 2006-Present; Trustee, 2004-Present Clearwater Capital Management, Minneapolis, MN, Chairman and Chief Executive Officer, 1998-Present Park Nicollet Health Services, Director, 2001-Present; Chairman, Finance and Investment Committee, 2006-Present IAI Mutual Funds, President and Director, 1992-1997	32	Park Nicollet Health Services, 2001-Present; Micro Componet Technology, Inc., 2008-Present
Philip E. Blake[3] 1944	Trustee	2009 – Present	Lee Enterprises, Inc. (news and advertising publisher), Vice President – Publishing, 1998 – 2001. Madison Newspapers, Inc., President and Chief Executive Officer, 1993 – 2000.	45	Madison Newspapers, Inc., 1993 – Present Meriter Hospital & Health Services, 2000 – Present Edgewood College, 2003 – Present
James R. Imhoff, Jr. [3] 1944	Trustee	2009 – Present	First Weber Group (real estate brokers), Chief Executive Officer, 1996 – Present	45	Madison Claymore Covered Call Fund, 1996 – Present Park Bank, 1978 – Present
Lorence D. Wheeler	Trustee	2009 – Present	Retired investor. Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), President, 1997 – 2001	45	Madison Claymore Covered Call Fund, 1996 – Present Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

________________________________________
1 Independent trustees serve in such capacity until the trustee reaches the age of 75.

2 Indefinite term ended June 30, 2009.

3 Indefinite term began after June 30, 2009.

Trustee Compensation

Trustee Name	Aggregate Compensation from Trust[1]	Total Compensation from Trust and Fund Complex[1,2]
David P. Marks[3,5]	None	None
Rolf F. Bjelland[5]	$32,125	$64,250
Linda S. Foltz[5]	$25,625	$51,250
Steven P. Riege	$25,625	$51,250
Richard E. Struthers	$28,125	$56,250
Katherine L. Frank[3,4]	None	None
Philip E. Blake[4]	None	$24,000
James R. Imhoff, Jr. [4]	None	$24,000
Lorence D. Wheeler[4]	None	$24,000

________________________________________
1     Amounts for the fiscal year ended October 31, 2008.

2     Fund Complex as defined above.

3     Non-compensated interested trustee.

4     Elected Trustee effective June 30, 2009.

5     Term ended June 30, 2009.

Page 30: The Members of the Audit Committee are the Independent Trustees of the Trust.

Page 31: The table is replaced with the following:

Dollar Range of Equity Securities in the Trust[1]
	Aggressive Allocation	Large Cap Growth	Mid Cap Growth	International Stock	Aggregate Dollar Range of Equity Securities in Fund Complex[1,2]
Name of Trustee
Rolf F. Bjelland	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Linda S. Foltz	None	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000
Steven P. Riege	$1-$10,000	None	$1-$10,000	None	$1-$10,000
Richard E. Struthers	None	None	None	$10,001-$50,000	$10,001-$50,000
James R. Imhoff, Jr.	None	None	None	None	Over $100,000
Philip E. Blake	None	None	None	None	Over $100,000
Lorence D. Wheeler	None	None	None	None	Over $100,000
Katherine L. Frank	None	None	None	None	Over $100,000

1Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2008.

2Fund Complex as defined above.

Page 34: The first full paragraph is replaced in its entirety to read as follows: “Madison entered into a Services Agreement with the Trust that obligates it to provide or arrange for all ordinary and administrative expenses, other than management, distribution, 12b-1 and service fees or each fund at the following percentages (identified in the table below as “Expense Limit”) of the average daily net assets of the fund (excluding taxes, interest, brokerage commissions and extraordinary expenses incurred by each fund):”

The second paragraph on page 34 is deleted.

Page 35: The first section entitled MEMBERS Capital Advisors, Inc. is deleted and replaced with the following:

Madison Asset Management, LLC

Madison is a subsidiary of Madison Investment Advisors, Inc., 550 Science Drive, Madison, Wisconsin. Both Madison and Madison Investment Advisors, Inc. are registered investment advisers that have numerous advisory clients. CUNA Mutual Insurance Society has a non-voting equity interest in Madison and limited governance oversight with respect to certain matters involving the Trust and the Ultra Series Fund. Other than this joint venture, Madison has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Other subsidiaries of Madison Investment Advisors, Inc. are Madison Scottsdale, LC, in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois. Madison shares its investment management personnel and resources with Madison Investment Advisors, Inc. and the other Madison affiliated companies.

Frank E. Burgess is President, Treasurer and Director of Madison Investment Advisors, Inc. Mr. Burgess owns a majority of the controlling interest of Madison Investment Advisors, Inc., which, in turn, controls Madison. Madison serves as the investment adviser to the Ultra Series Fund, the Madison Strategic Sector Premium Fund and the Madison Institutional Equity Option Fund series of Madison Mosaic Equity Trust. Madison Investment Advisors, Inc. and our sister company, Madison Mosaic, LLC, serve as the investment adviser to Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts (other than the Madison Institutional Equity Option Fund series of the Equity Trust for which Madison serves as investment adviser directly).

Page 35: The first two sentences of the first paragraph of the second section entitled, “The Management Agreement with Subadvisers” are revised to read as follows: “As described in the prospectus, Madison manages the assets of the High Income, Small Cap Value, Small Cap Growth and International Stock Funds using a “manager of managers” approach under which Madison allocates some or all of the fund’s assets among one or more “specialist” subadvisers (each, a “Subadviser”). The Trust and Madison have received a no-action letter from the SEC pending an order permitting the hiring of Subadvisers without shareholder approval.”

Page 35: The final section entitled, “The Subadviser for the Mid Cap Value Fund” is revised to add the following at the end of the section: “As of July 1, 2009, Wellington Management is no longer a Subadviser to the Mid Cap Value Fund.

Page 36: The final section entitled, “The Subadviser for the Mid Cap Growth Fund” is revised to add the following at the end of the section: “As of July 1, 2009, Wellington Management is no longer a Subadviser to the Mid Cap Growth Fund.

Page 36: Information regarding portfolio managers currently identified on page 37 and Livia Asher on page 38 is presented as of the end of the funds’ most recently completed fiscal year.

Page 37: Information regarding Scott R. Powell and Edward J. Meier is deleted.

Page 38: The following information is provided for Paul Lefurgey, Richard Eisinger and David Halford as of December 31, 2008.

Compensation:

Equity Manager Compensation

All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary and incentive compensation (performance bonus). The incentive pool is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period. Over the course of a market cycle, such as from 2003 through 2008, when we have experienced both outperformance and underperformance, the percentage earned of the total pool has ranged from nothing to 75% and has averaged less than 50%. Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one and three year periods.

Fixed-Income Manager Compensation

All compensation is measured and paid on an annual, calendar year basis except for incentive compensation which is measured 70% on current year performance and 30% on three year annualized performance. Incentive compensation that is earned in any one year is paid out over the course of three years so that if a portfolio manager leaves our employment, he or she forfeits a percentage of his or her incentive compensation. Incentive compensation is derived from a performance “pool” calculated at the onset of any year as a percentage of revenue generated from fixed-income accounts managed by the Madison organization in Wisconsin. Each individual member of the fixed-income team is eligible for a percentage of the pool based on his or her contribution to the firm’s investment strategy and process. The percentage is determined by the team’s lead fixed-income manager. The actual incentive amount upon which the percentage is multiplied is based upon the relative performance of each of fixed-income portfolio composite, on an asset weighted basis, to the applicable benchmark.

Paul Lefurgey – Bond Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$44 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites	$1,443 million in separate accounts; $2,186 million in wrap accounts	0	0

*Mr. Lefurgey began management of the Bond Fund effective July 1, 2009.

Richard Eisinger – Mid Cap Growth Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$130 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites	$312 million in separate accounts; $1,890 million in wrap accounts	0	0

*Mr. Eisinger began management of the Mid Cap Growth Fund effective July 1, 2009.

David Halford – Large Cap Growth Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites	$312 million in separate accounts; $1,890 million in wrap accounts	0	0

*Mr. Halford began management of the Large Cap Growth Fund effective July 1, 2009.

Fund Ownership: As of July 1, 2009, Paul Lefurgey, Richard Eisinger and David Halford did not own equity securities in the Trust’s funds.

Page 46: The last sentence of the first paragraph under “Distribution” does not apply to MFD.

Page 55: The final paragraph of the page is revised to read as follows:

“(i)     Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the Cash Reserves Fund will be declared daily and reinvested monthly in additional full and fractional shares of such fund, unless otherwise directed;”

Page 56: The first paragraph of the page is revised to read as follows:

“(ii)     Distributions of net investment company taxable income, if any, with respect to the Bond, Diversified Income and High Income Funds will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed; and”

Pages A-1 through A-13: All disclosures after the first two paragraphs on page A-1 are deleted and replaced with the following:

Madison Proxy Voting Policy Disclosures.

The following discloses Madison’s current policies and procedures that are used to determine how to vote proxies relating to portfolio securities (for purposes of these disclosures, Madison is referred to as “we” or “us”). Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation. As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies.

When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc. In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote
AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies. It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database. We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally. We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in nonvoting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.